Howe Barnes Hoefer & Arnett 12th Annual Bank Conference August 14, 2007

Certain statements contained in this presentation, including, without limitation, statements containing the words "believes," "plans," "expects," "anticipates," and words of similar import, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward- looking statements. Such factors include, among others, the following: general economic and business conditions in those areas in which the Company operates; demographic changes; competition; fluctuations in market interest rates; changes in credit quality; our ability to successfully integrate any acquisition we may make; and other risks detailed in the most recent quarterly and annual reports filed with the Securities Exchange Commission, including the Company's Form 10-K for the year ended December 31, 2006, Form 10-Q for the quarter ended March 31, 2007 and other filings. Given these uncertainties, undue reliance should not be placed on such forward-looking statements. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments except as required by law. Safe Harbor Statement

Korean-American market nine-year (1997- 2006) history - Loans: 26% CAGR - Deposits: 23% CAGR 40% of the Korean-American population of 2.2 million reside in California. Highest rates of business ownership with one per every eight Korean-American High savings rate Korean-American Market (Source: US Korean Embassy and 2001 SBA Report)

Increased wealth in Korean-American community Korea is the 12th largest economy with a $6 billion current account surplus in 2006. Continuing immigration trend from Korea Wealthier and better educated recent immigrants Korea recently relaxed restrictions on overseas investment. Target Market Growth Drivers

Expertise in serving ethnic immigrant markets Expertise in real estate lending Expertise in small business lending Hanmi's Core Competencies

Commanding market share among Korean- American banks in California Loan & Deposit Market Shares HAFC 2973.1 NARA 1312.9 CLFC 1585.4 WIBC 1765.9 Others 1823.9 Deposits Net Loans Note: As of June 30, 2007, based on SEC & FDIC filings of each company. Excludes 27% of NARA's balances, which are not from California-based operations per 2006 FDIC deposit market share data. HAFC 3023.7 NARA 1357.7 CLFC 1583.8 WIBC 1653.7 Others 1700.5

Experienced management team Extensive branch network Emphasis on sales & service Incentive compensation program Contiguous market penetration Upgrade existing products Introduce new products Future Growth Organic and External

Financial Performance Consistent Balance Sheet Growth 2000 2001 2002 2003 2004 2005 2006 2Q 07 Loans 620 820 1000 1270 2235 2469 2837 3024 Deposits 940 1040 1290 1450 2529 2826 2945 2973 Assets 1030 1160 1460 1790 3104 3414 3725 3871 ($ in millions)

Financial Performance Consistent Balance Sheet Growth 2000 2001 2002 2003 2004 2005 2006 2Q 07 Loans 620 820 1000 1270 2235 2469 2837.4 3023.7 ($ in millions) 2000 2001 2002 2003 2004 2005 2006 2Q 07 Deposits 940 1040 1290 1450 2529 2826 2944.7 2973.2 Net Loans Deposits ($ in millions)

Loan Portfolio Construction Loans 215.8 Consumer Loans 185.8 CRE-Investment Propertirs 759.5 CRE - Owner/User 1067.8 C & I Loans 829.1 As of June 30, 2007

Robust SBA loan production - Seven loan production offices Specialized in low-income housing lending - $33 million low-income housing loans closed in the 1st half of 2007 Trade finance - The average loan portfolio balance in the second quarter of 2007 was $131 million. Specialty Lending Activities

Korean vs. Non-Korean Business 2000 2001 2002 2003 2004 2005 2006 1H 07 Non-Korean New Loans 0.25 0.36 0.37 0.45 0.43 0.41 0.46 0.42 Korean New Loans 0.75 0.64 0.63 0.55 0.57 0.59 0.54 0.58 Hanmi has extended services to neighboring ethnic communities. 42%

Sound Asset Quality 2000 2001 2002 2003 2004 2005 2006 2Q 07 Hanmi 0.004 0.0063 0.0065 0.0068 0.0027 0.0041 0.005 0.0074 2000 2001 2002 2003 2004 2005 2006 1H 07 Hanmi 0.0178 0.0119 0.0114 0.0106 0.01 0.01 0.0096 0.0105 Loan Loss Allowance / Gross Loans 1.05% 0.74% Non Performing Loans / Gross Loans

Deposits Composition Non-Interest Bearing 720 TDs of $100,000 or More 1408 TDs of Less than $100,000 309 Interest Bearing Demand and Savings 536 As of June 30, 2007

Net Income and Diluted EPS 2001 2002 2003 2004 2005 2006 Net Income 16.8 17 19.2 36.7 58.2 65.6 Net Income 2001 2002 2003 2004 2005 2006 Diluted EPS 0.6 0.6 0.67 0.84 1.17 1.33 Diluted EPS ($ in millions)

1Q 06 2Q 06 3Q 06 4Q 06 1Q 07 2Q 07 Net Income 14.8 15.9 17.6 17.3 13 15.3 Net Income 1Q 06 2Q 06 3Q 06 4Q 06 1Q 07 2Q 07 Diluted EPS 0.3 0.32 0.36 0.35 0.26 0.31 Diluted EPS Net Income and Diluted EPS ($ in millions)

Return on Average Equity / Assets 2000 2001 2002 2003 2004 2005 2006 1H 07 ROE 0.1981 0.1756 0.1508 0.1451 0.1251 0.1394 0.1433 0.115 ROA 0.0178 0.0153 0.013 0.0118 0.0137 0.0179 0.0182 0.0151 ROTE 0.2045 0.1798 0.1535 0.1475 0.2573 0.2933 0.2709 0.206 ROE ROA

Profitability Ratio Trends 1Q 06 2Q 06 3Q 06 4Q 06 1Q 07 2Q 07 Loan Yield 8.46% 8.65% 8.89% 8.77% 8.80% 8.68% Asset Yield 7.82% 8.06% 8.29% 8.18% 8.23% 8.17% Cost of Funds 3.97% 4.37% 4.73% 4.85% 4.87% 4.92% Spread 3.85% 3.69% 3.56% 3.33% 3.36% 3.25% NIM 4.92% 4.84% 4.79% 4.59% 4.61% 4.51%

Non-interest Income Growth 2000 2001 2002 2003 2004 2005 2006 1H 07 Service charges on deposits 8.9 9.2 9.2 10.3 14.4 15.8 17.1 8.9 Trade finance fees 1.9 1.9 2.4 2.9 4 4.3 4.6 2.5 Insurance commissions 0 0 0.1 0.1 0.3 0.7 0.8 2.4 Remittance fees 0.5 0.6 0.8 1 1.7 2.1 2.1 1 Other service charges 0.8 0.8 1.1 1.2 1.5 2.5 2.4 1.2 Other income 0.4 0.4 1.1 1.2 1.7 1.9 2.1 1.2 Non-core income 2.3 4.1 6.5 3.3 3.4 4.2 7.9 3.5 ($ in millions)

Efficiency Ratio 02 4Q 03 1Q 03 2Q 03 3Q 03 4Q 04 1Q 04 2Q 04 3Q 04 4Q 05 1Q 05 2Q 05 3Q 05 4Q 06 1Q 06 2Q 06 3Q 06 4Q 07 1Q 07 2Q Efficiency Ratio 0.5565 0.5374 0.528 0.5123 0.5131 0.4777 0.5181 0.5029 0.4951 0.4438 0.403 0.3834 0.4193 0.391 0.4159 0.4014 0.3959 0.4364 0.4361 Acquisition 0 0 0 0 0 0 0.0557 0.0087

Stock Performance 1/1/2007 2/1/2007 3/1/2007 4/1/2007 5/1/2007 6/1/2007 7/1/2007 8/1/2007 9/1/2007 10/1/2007 11/1/2007 12/1/2007 1/2/2007 2/2/2007 3/2/2007 4/2/2007 5/2/2007 6/2/2007 7/2/2007 8/2/2007 9/2/2007 10/2/2007 11/2/2007 12/2/2007 1/3/2007 2/3/2007 3/3/2007 4/3/2007 5/3/2007 6/3/2007 7/3/2007 8/3/2007 9/3/2007 10/3/2007 11/3/2007 12/3/2007 1/4/2007 2/4/2007 3/4/2007 4/4/2007 5/4/2007 6/4/2007 7/4/2007 8/4/2007 9/4/2007 10/4/2007 11/4/2007 12/4/2007 1/5/2007 2/5/2007 3/5/2007 4/5/2007 5/5/2007 6/5/2007 7/5/2007 8/5/2007 9/5/2007 10/5/2007 11/5/2007 12/5/2007 1/6/2007 2/6/2007 3/6/2007 4/6/2007 5/6/2007 6/6/2007 7/6/2007 8/6/2007 9/6/2007 10/6/2007 11/6/2007 12/6/2007 1/7/2007 2/7/2007 3/7/2007 4/7/2007 5/7/2007 6/7/2007 7/7/2007 HAFC 100 100 101.65 97.11 100.83 114.67 136.16 141.12 120.25 119.21 128.1 128.1 139.67 146.28 163.84 164.26 173.35 165.08 143.8 145.04 144.42 145.66 167.36 160.54 164.46 161.16 165.7 162.81 169.63 171.9 179.75 205.79 197.73 210.95 205.58 198.76 209.09 297.73 270.25 251.03 266.94 301.03 295.87 327.48 310.33 312.19 382.02 371.28 366.94 365.5 341.94 302.69 332.02 345.04 392.56 379.13 370.87 377.69 384.92 369.01 392.36 370.87 373.14 402.48 396.07 401.65 393.39 403.31 404.96 441.53 451.03 465.5 423.14 403.51 393.8 339.05 360.95 352.48 299.59 NASDAQ 100 77.61 66.37 76.32 76.12 77.92 73.11 65.11 54.06 60.96 69.63 70.34 69.75 62.45 66.55 60.89 58.27 52.77 47.9 47.42 42.27 47.96 53.33 48.17 47.64 48.24 48.37 52.81 57.56 58.53 62.57 65.29 64.45 69.69 70.7 72.25 74.52 73.21 71.92 69.25 71.65 73.85 68.07 66.29 68.41 71.23 75.62 78.46 74.38 74 72.1 69.31 74.59 74.19 78.8 77.62 77.6 76.47 80.53 79.54 83.16 82.28 84.39 83.76 78.58 78.34 75.53 78.76 81.45 85.36 87.7 87.11 88.86 87.14 87.34 91.07 93.93 93.89 91.83 S & P Financials 100 93.29 90.39 93.62 97.21 97.09 95.39 89.43 84.03 82.34 88.07 89.85 88.26 86.85 92.52 89.92 89.62 85.22 78.32 79.78 70.31 76.5 79.51 75.09 73.68 71.26 70.84 79.37 83.4 83.46 87.06 86.04 86.45 92.17 91.76 96.06 98.9 101.38 100.18 95.31 96.93 97.22 94.97 98.02 96.99 97.21 99.91 103.97 101.56 100.79 96.73 96.57 99.06 100.26 101.57 99.53 100.33 103.32 107.73 107.85 108.63 110.56 110.64 115.13 109.94 109.8 112.33 113.22 117.82 120.49 120.76 125.27 126.15 122.01 120.96 125.78 128.23 122.77 113.01 January 1, 2001 through July 31, 2007 Investing $100 (price reflects stock split impact)

Dominant franchise in the attractive, high growth California-based Korean-American marketplace Proven expertise serving growing immigrant markets Experienced management team High quality loan portfolio coupled with attractive core deposit franchise Compelling Investment Opportunity